EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Transition Report on Form 10-Q of Bull Run Corporation (the “Company”) for the period July 1, 2002 to August 31, 2002 (the “Transition Report”), I, Robert S. Prather, Jr., President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Transition Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2002	/s/ ROBERT S. PRATHER, JR.

Robert S. Prather, Jr. President and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Transition Report on Form 10-Q of Bull Run Corporation (the “Company”) for the period July 1, 2002 to August 31, 2002 (the “Transition Report”), I, Frederick J. Erickson, Vice President — Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Transition Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2002	/s/ FREDERICK J. ERICKSON

Frederick J. Erickson Vice President — Finance and Chief Financial Officer

26